UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                                January 20, 2005
                                (Date of Report)
                        (Date of earliest event reported)

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                 0-19171                91-1463450
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)             File No.)           Identification No.)

                     22021 20th Avenue SE, Bothell, WA 98021
          (Address of principal executive offices, including Zip Code)

                                 (425) 485-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 20, 2005, ICOS Corporation was informed of the death of director Walter B. Wriston, who passed away on January 19, 2005. Mr. Wriston served as a director of ICOS Corporation since 1990 and will be greatly missed.


Item 9.01.   Financial Statements and Exhibits

       (c)     Exhibits.

       99.1    Statement to the media dated January 20, 2005.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ICOS CORPORATION



Date: January 20, 2005                 By:   /s/ Michael A. Stein
                                             -----------------------------------
                                       Name: Michael A. Stein
                                       Its:  Vice President and Chief Financial
                                             Officer




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                                INDEX TO EXHIBITS



   Exhibit
   Number      Description
   -------     -----------
    99.1       Statement to the media dated January 20, 2005.